UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

Global AI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Front Street, Suite 300, Jupiter, FL 33477

(Address of principal executive offices, including Zip Code)

(561) 240-0333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2025, the Board of Directors of Global AI, Inc., a Nevada corporation (the “Company”) appointed Darko Horvat (“Mr. Horvat” or the “Executive”) as Chief Executive Officer and Chairman of the Board (the “Appointment”), subject to the Executive Employment Agreement, as detailed below.

The Company and Mr. Horvat entered into an Executive Employment Agreement on September 19, 2025 (the “Agreement”), effective as of September 1, 2025. Under the Agreement, the Executive will receive an initial annual base salary of $650,000 and will be eligible for annual incentive compensation targeted at 50% of base salary, subject to performance against key performance indicators established by the Board of Directors.

The Agreement also provides for equity incentives, including:

●	Time-Based Stock Option Grant equal to 2.5% of outstanding equity, vesting over four years with a one-year cliff;
●	Milestone-Based Stock Option Grant equal to 2.5% of outstanding equity, vesting over four years upon achievement of performance milestones; and
●	Market Cap RSU Milestone Grants, with awards valued at $18.75 million to $37.5 million upon achievement of certain market capitalization thresholds, subject to Board approval and liquidity conditions.

In addition, the Executive is entitled to a Sale Bonus equal to 1% of enterprise value upon consummation of a qualifying change of control transaction with a pre-determined enterprise value.

The Agreement provides customary employee benefits, expense reimbursement, indemnification, and directors’ and officers’ liability insurance. It also includes confidentiality, non-competition (six months), non-solicitation (12 months), and mutual non-disparagement covenants.

If the Executive is terminated without cause, the Agreement provides for severance benefits, including accrued obligations, separation payments, COBRA reimbursements, continued vesting of equity, and eligibility for certain milestone or transaction-based bonuses.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Horvat (age 58) the founder of Global.ai, brings more than three decades of international finance, capital markets, technology, and corporate leadership experience. Recognized as a Young Global Leader by the World Economic Forum in Davos in 2010, he has built, scaled, and advised companies across industries and continents, while leading complex, high-value cross-border transactions.

Mr. Horvat’s entrepreneurial journey began in Slovenia in 1989, where he launched new businesses and entered joint ventures with international corporations and financial institutions. In the early 1990s, he founded and built the country’s largest regulated closed-end fund management company, cementing his reputation as one of Europe’s leading financial innovators. By 1995, he had expanded into global markets, executing investments and transactions across the United States, Europe, Asia, and the Middle East.

In 2002, he founded The Horvat Family Office, London, where he has served as Executive Chairman, overseeing investments across technology, pharmaceuticals, industrial conglomerates, and financial services. Over the course of his career, Mr. Horvat has structured multi-billion-dollar transactions, engineered pivotal exits, and guided companies through global expansion, IPOs, and complex corporate restructurings. He has also served on boards and investment committees of publicly listed companies and financial institutions and advised international investment firms on governance, strategy, and growth.

Mr. Horvat holds a Bachelor of Science in Electrical Engineering from the University of Ljubljana, an MBA from Clemson University, and an honorary doctorate from the University of Haifa.

As of the date of this Current Report on Form 8-K, Mr. Horvat holds 42,327,864 shares of the Company’s Class A Common Stock and 40,000,000 shares of the Class B Common Stock, representing 96.6% of the voting power of the issued and outstanding shares of Common Stock.

There are no arrangements or understandings between Mr. Horvat connection with his appointment. Mr. Horvat has no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become an executive officer. Further, Mr. Horvat has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 25, 2025, the Company issued a press release announcing the appointment of Mr. Horvat. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, are being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement, dated as of September 19, 2025, between Global AI Inc. and Darko Horvat.*
99.1	Press release of the registrant, dated September 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit have been redacted as they are both not material and are of the type of information that the registrant treats as private or confidential. The omissions have been indicated by “[***]”. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2025

GLOBAL AI, INC.

By:	/s/ Darko Horvat
Name:	Darko Horvat
Title:	Chief Executive Officer and Chairman of the Board